UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – October 15, 2013

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

(214) 486-2000

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURE.

On October 15, 2013, Energy Future Holdings Corp. (“EFH Corp.”), Energy Future Intermediate Holding Company LLC, and Energy Future Competitive Holdings Company LLC filed a Current Report on Form 8-K (the “EFH 8-K”) with the Securities and Exchange Commission (the “SEC”) containing certain information relating to Oncor Electric Delivery Company LLC (“Oncor”). A copy of the EFH 8-K is available on the SEC’s public website, www.sec.gov, with EFH Corp’s filings (file number 1-12833).

The forecasts included in the EFH 8-K were prepared by EFH Corp. based on information provided by Oncor. The information provided by Oncor to EFH Corp. was not prepared with a view towards public disclosure or in accordance with generally accepted accounting principles or published guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of “prospective financial information.” The inclusion of the forecasts in the EFH 8-K should not be regarded as an indication that Oncor considered, or now considers, this information to be necessarily predictive of actual future results, and does not constitute an admission or representation by any person that such information is material, or that the expectations, beliefs, opinions, and assumptions that underlie such forecasts remain the same as of the date of this Current Report on Form 8-K, and readers are cautioned not to place undue reliance on the prospective financial information.

All of the financial information relating to Oncor contained in the section of the EFH 8-K entitled “Financial Information” is forward-looking in nature. This information is subjective in many respects and thus subject to interpretation, including as discussed above. Further, the information relates to multiple future years and such information by its nature becomes less predictive with each succeeding year. Oncor cannot provide assurance that the forecasts will be realized; rather, actual future financial results may vary materially from the forward-looking information presented in the EFH 8-K. Except as required by law, Oncor does not intend to update or revise publicly any of the information relating to Oncor presented in the EFH 8-K to reflect circumstances or other events occurring after the date the information was provided to EFH Corp. and the Creditors (as defined in the EFH 8-K) or to reflect the occurrence of future events. For additional information on factors that may cause actual future financial results to vary materially from the information presented in the EFH 8-K, see “Forward-Looking Statements” below.

Forward-Looking Statements

The EFH 8-K contains forward-looking statements relating to Oncor within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements in the EFH 8-K relating to Oncor, other than statements of historical facts, are forward-looking statements. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed in Oncor’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”), and in Oncor’s SEC filings subsequent to the 2012 Form 10-K. Readers are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the dates information was provided to EFH Corp. and the Creditors. Oncor undertakes no obligation to publicly release any revisions to such forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

/s/ David M. Davis
Name: David M. Davis
Title: Senior Vice President and Chief Financial Officer

Dated: October 15, 2013